                            THIRD AMENDMENT TO LEASE

     THIS THIRD AMENDMENT TO LEASE is dated for reference purposes only as March 29, 2002, and is part of that Lease dated January 27, 2000 together with the Summary of Basic Lease Terms, the First and Second Addendums To Lease, the Acceptance Agreement, Warrant Agreement, the First Amendment to Lease dated July 18, 2000 and the Second Amendment to Lease dated November 29, 2001 thereto (collectively, the "Lease") by and between AMB PROPERTY, L.P., a Delaware limited partnership ("Landlord"), and KYPHON, INC., a California corporation ("Tenant"), and is made with reference to the following facts:

     A. The Premises currently leased by Tenant pursuant to the Lease consists of 38,500 rentable square feet commonly known as 1350 Bordeaux Drive and 1364 Bordeaux Drive, City of Sunnyvale, California.

     B. The Lease Term for said Premises currently expires on March 31, 2005.

     C. Tenant and Landlord have agreed to expand the square footage of the Tenant by 4,000 rentable square feet as shown on "Exhibit A" attached hereto and incorporated herein by reference as the "Expansion Space."

     D. Tenant and Landlord wish to amend the Lease on the Terms and Conditions set forth in this Third Amendment to Lease.

     NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease Terms are amended as follows:

     1. Premises: Article 1.2 is hereby amended to provide for the Expansion
        --------
Space of 4,000 rentable square feet located at 1366 Bordeaux Drive, Sunnyvale resulting in a total of 42,500 rentable square feet.

     2. Tenant's Share: Article 1.5 is hereby amended to mean thirty-one and
        --------------
75/100 percent (31.75%) of Building D and thirty-one and 41/100 percent (31.41%) of the Industrial Center.

     3. Tenant's Allocated Parking Stalls: Article 2.6 is hereby amended to mean
        ---------------------------------
an additional 17 stalls for the Expansion Space for a total of 154 parking spaces.

     4. Lease Term: Article 1.3 is hereby amended to provide that the Lease Term
        ----------
shall be coterminous with the existing Lease through and including March 31, 2005.

     5. Base Monthly Rent: Commencing March 31, 2002, Article 1.6 is hereby
        -----------------
amended to provide for the Base Monthly Rent on the Expansion Space as follows:

     April 15, 2002 through and including April 30, 2002:   $3,000.00 per month
     March 31, 2002 through and including April 14, 2002:   -0- Rent
     April 15, 2002 through and including March 31, 2003:   $6,000.00 per month

     April l, 2003 through and including March 31, 2004:   $6,000.00 per month
     April 1, 2004 through and including March 31, 2005:   $6,000.00 per month

     6. Security Deposit: Article 1.7 is hereby amended to provide for an
        ----------------
increase in the Security Deposit of $6,000.00 which Tenant has provided Landlord upon signature hereon, for a total of $286,275.00.

     7. Option to Extend Lease Term for Expansion Space: Landlord hereby grants
        -----------------------------------------------
to Tenant one option to extend the Lease Term for the Expansion Space for a five
(5) year term commencing when the prior term expires, under the following terms and conditions:

        A. Exercise Dates: Tenant must give Landlord notice in writing of its
           --------------
exercise of the option in question no earlier than one hundred eighty (180) days before the date the Lease Term would end but for said exercise (the "Earliest Exercise Date") and no later than one hundred twenty (120) days before the date the Lease Term would end but for said exercise (the "Last Exercise Date").

        B. Conditions to Exercise of Option: Tenant's rights to extend is
           --------------------------------
conditioned upon and subject to each of the following:

           (1) In order to exercise its option to extend, Tenant must give written notice of such election to Landlord and Landlord must receive same by the Last Exercise Date, but not prior to the Earliest Exercise Date. If property notification of the exercise of an option is not given and/or received, such option shall automatically expire. Failure to exercise an option terminates that option and all subsequent options. Tenant acknowledges that because of the importance of Landlord of knowing no later than the Last Exercise Date whether or not Tenant will exercise the option, the failure of Tenant to notify Landlord by the Last Exercise Date will conclusively be presumed an election by Tenant not to exercise the option.

           (2) Tenant shall have no right to exercise an option (i) if Tenant is in Default beyond any cure period provided in the Lease (if applicable) either on the date of exercise of the option or on the date on which the Lease would terminate absent exercise of the option or (ii) in the event that Landlord has given to Tenant three (3) or more notices of separate Defaults during the 12 month period immediately preceding the exercise of the option, whether or not the Defaults are cured. The period of time within which an option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an option because of the provisions of this Paragraph.

        C. Creation of Extended Term: Upon the timely exercise of the option to
           -------------------------
extend and the commencement of the extended Term, all references in the Lease to the Term shall be considered to mean the Term as extended by the exercise of the option, which shall be referred to herein as the "Extended Term."

        D. Options Personal: The option is personal to the Tenant, and cannot be
           ----------------
assigned to or exercised by anyone other than the Tenant. The option can only be exercised at a time when the Tenant is in full possession of the Premises and does not have any intent of thereafter assigning or subletting.

     E. The Base Monthly Rent for the Option Period shall be the greater of (i) one hundred percent (100%) of the Base Monthly Rent due the last month of the previous Lease Term, or (ii) one hundred percent (100%) of the then fair market monthly rent determined as of the commencement of the option period in question based upon like buildings with like improvements in the area. The Option Period shall contain no free rent and the Premises shall be taken "as-is." If the parties are unable to agree upon the fair market monthly rent for the Premises for the option period in question at least seventy-five (75) days prior to the commencement of the option period in question, then the fair market monthly rent shall be determined by appraisal conducted pursuant to subparagraph F.

     F. In the event it becomes necessary to determine by appraisal the fair market rent of the Premises for the purpose of establishing the Base Monthly Rent during the Option Period, then such fair market monthly rent shall be determined by three (3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

        (1) The party demanding an appraisal (the "Notifying Party") shall notify the other party (the "Non-Notifying Party") thereof by delivering a written demand for appraisal, which demand, to be effective, must give the name, address, and qualifications of an appraiser selected by the Notifying Party. Within ten (10) days of receipt of said demand, the Non-Notifying Party shall select its appraiser and notify the Notifying Party, in writing, of the name, address, and qualifications of an appraiser selected by it. Failure by the Non-Notifying Party to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its own behalf and the Notifying Party shall select a second appraiser on behalf of the Non-Notifying Party within five (5) days after the expiration of said ten
(10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers so selected shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitrations Association or if it shall refuse to perform this function, then at the request of either Landlord or Tenant, such third appraiser shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

        (2) The three (3) appraisers so selected shall meet in San Jose, California, not later than twenty (20) days following the selection of the third appraiser. At said meeting the appraisers so selected shall attempt to determine the fair market monthly rent of the Premises for the option period in question (including the timing and amount of periodic increases).

        (3) If the appraisers so selected are unable to complete their determinations in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of the first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two (2) or more of the appraisers so selected agree on the fair market rent of the Leased Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

         (4) If two (2) or more appraisers do not so agree within said fifteen
(15) day period, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rent of the Premises for the option period in question. The parties shall then determine the fair market rent for the Premises by determining the average of the fair market rent set by each of the appraisers. However, if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal then such lowest appraisal shall be disregarded and/or if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal then such highest appraisal shall be disregarded. If the fair market rent set by any appraisal is so disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded.

         (5) Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market rent of the Premises, in which event the determination of such appraisal shall be conclusively deemed the fair market rent of the Premises.

         (6) Each party shall bear the fees and expenses of the appraiser selected by or for it, and the fees and expenses of the third appraiser (or the joint appraiser if one joint appraiser is used) shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

     8.  Delivery and Acceptance of Premises: Tenant accepts the Expansion Space
         -----------------------------------
for the extended term created hereby in their as-is condition, without warranty or obligation on the part of Landlord to provide or pay for any interior improvements or tenant improvement allowances. Upon timely exercise of the option to extend, Tenant shall take the Premises for the Extended Term on the same basis.

     9.  Continuing Obligation: Except as expressly set forth in this Amendment,
         ---------------------
all terms and conditions of the Lease remain in full force and effect, and all terms and conditions of the Lease are incorporated herein as though set forth at length.

     10. Effect of Amendment: This Amendment modifies the Lease only with
         -------------------
regards to the Expansion Space, and does not purport to modify Landlord's or Tenant's rights or obligations under the original Lease dated January 27, 2000. In the event of any conflict or discrepancy between the Lease and/or any other previous documents between the parties and the provisions of this Amendment, then the provisions of this Amendment shall control only where such matters relate solely to the Expansion Space and not to the extent that such matters relate to the space leased under the Lease of January 27, 2000. Except as specifically modified herein, all terms and provisions of the original Lease dated January 27, 2000 shall remain in full force and effect.

     11. Authority: Each individual executing this Amendment on behalf of Tenant
         ---------
represents and warrants that he or she is duly authorized to and does execute and deliver this Amendment pursuant to express authority from Tenant pursuant to and in accordance with the By-Laws and the other organic documents of the Tenant corporation.

     12. Entire Agreement: The Lease, as modified by this Amendment, constitutes
         ----------------
and contains the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents have made any legally binding representations or warranties as to any matter except for such matters binding representations or warranties as to any matter except for such matters which are expressly set forth herein, including any representations or warranties relating to the condition of the Premises or the improvements thereto or the suitability of the Premises or the Project for Tenant's business.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to be effective as of the date first set forth above.


Landlord:                                                     Tenant:
AMB PROPERTY, L.P.                                            KYPHON, INC.
a Delaware limited partnership                                a California corporation

By:   AMB Property Corporation,                               By:  /s/ Jeffrey L. Kaiser
                                                                  ----------------------------------------------------
      a Maryland corporation, its general partner
                                                                   Jeffrey L. Kaiser, CFO
                                                              --------------------------------------------------------
                                                                                [Print Name and Title]

By:  /s/ John L. Rossi
    -------------------------------------------------
                John L. Rossi                                 By:
Its:            Senior Vice President                             ----------------------------------------------------


                                                              --------------------------------------------------------
                                                                                [Print Name and Title]

Telephone: (415) 394-9000                                     Telephone:   (408) 548-6500
           ------------------------------------------                    ---------------------------------------------
Facsimile: (415) 394-0903                                     Facsimile:   (408) 548-6811
           ------------------------------------------                    ---------------------------------------------
Executed at:      Pier 1, Bay 1                               Executed at: 1350 Bordeaux Drive, Sunnyvale, CA 94089
                  San Francisco, CA 94111                                 --------------------------------------------

Date:      4/19/02                                            Date:        4/12/02
      -----------------------------------------------               --------------------------------------------------

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                                    EXHIBIT A
                                    ---------

                              [Site Plan - Omitted]